JULY 30, 2026 BUSINESS UPDATE Exhibit 99.1

1Edison International | July 2026 Business Update Forward-Looking Statements Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related costs (including amounts paid for self-insured retention and co-insurance, and amounts not recoverable from the Wildfire Fund), and costs incurred for wildfire restoration efforts and to mitigate the risk of utility equipment causing future wildfires; • the cybersecurity of Edison International's and SCE's critical information technology systems for grid control and business, employee and customer data, and the physical security of Edison International's and SCE's critical assets and personnel; • risks associated with the construction, operation, and maintenance of electrical facilities, including worker, contractor, and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of lower-than-expected load growth and higher operating and capital costs (due to factors such as supply chain constraints, tariffs, inflation, and rising interest rates), which could affect SCE’s ability to obtain regulatory approval of, or cost recovery for, operations and maintenance expenses, proposed capital investment projects, and authorized returns on equity, as well as influence legislative actions; • ability of SCE to update its grid infrastructure to maintain system integrity and reliability, and meet electrification needs; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan, its target energization times and capital investment program, including challenges related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator's (“CAISO”) transmission plans, and governmental approvals; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“); • risk that the California Wildfire Legislation or anticipated new California legislation does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial or contributing cause, including the longevity of the Wildfire Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under the California Wildfire Legislation, including its interpretation of the clarified prudency standard; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission, the California legislature and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, approval of regulatory proceeding settlements, determinations of authorized rates of return or return on equity, prudency determinations for wildfire-related costs, the availability and sufficiency of the Wildfire Fund and related cost recovery mechanisms, issuance of SCE's wildfire safety certification, reforming wildfire-related liability protections available to California investor-owned utilities, wildfire mitigation efforts, approval and implementation of electrification programs, restrictions on the issuance of dividends and delays in executive, regulatory and legislative actions; • governmental, statutory, regulatory, or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market adopted by the North American Electric Reliability Corporation, CAISO, Western Electricity Coordinating Council, and similar regulatory bodies in adjoining regions, and changes in the United States' and California's environmental priorities that lessen the importance placed on greenhouse gas reduction and other climate related priorities; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to customer notifications and to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change), such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events and other natural disasters (such as earthquakes), which could cause, among other things, worker and public safety issues, property damage, outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook, including downgrades that may be made if the California legislature does not timely adopt legislation that effectively mitigates the significant wildfire-related risk faced by California investor-owned utilities; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • changes in tax laws and regulations, at both the state and federal levels, or changes in the application of those laws, that could affect recorded deferred tax assets and liabilities, effective tax rates and cash flows; • changes in rates of inflation (including whether inflation-related adjustments to SCE's authorized revenues allowed by the public utility regulators are commensurate with inflation rates), and changes in interest rates and potential future adjustments to SCE's ROE based on changes in Moody's utility bond rate index; • availability and creditworthiness of counterparties and the resulting effects on liquidity in the power and fuel markets and/or the ability of counterparties to pay amounts owed in excess of collateral provided in support of their obligations; and • cost of fuel for generating facilities and related transportation, which could be impacted by, among other things, disruption of natural gas storage facilities, to the extent not recovered, timely or at all, through regulated rate cost escalation provisions or balancing accounts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

2Edison International | July 2026 Business Update Wildfire Mitigation Financial Information AppendixIntroduction Electrifying the Future: Customers and Clean Energy Edison International leads the transformation of the electric power industry One of the nation’s largest electric-only utilities, with over 5 million customer accounts in 50,000 square-mile service area EIX’s principal subsidiary, with $38–41 billion electric infrastructure investment opportunity from 2026 through 2030 Growth driven by investment in strengthening and modernizing the grid and advancing California’s aggressive climate goals Wires-focused rate base, with limited power generation ownership (<20% of power delivered from owned generation) Focused on opportunities in clean energy, advancing electrification, building a modernized and more reliable grid, and enabling customers’ technology choices

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Thesis: Wires-focused utility investing in reliability, resiliency, and climate adaptation to enable clean energy transition

Constructive California and Federal regulatory structures	Decoupling of sales Forward-looking ratemaking Wildfire prudency standard
Aggressive climate goals met with clean, efficient, economywide electrification	California GHG reduction Helping customers make clean energy choices
Significant investment required to ensure the grid is reliable, resilient, and ready for widespread electrification	Address wildfire risk and climate adaptation needs Infrastructure replacement Electrification infrastructure
Investment in electric-led clean energy future results in strong rate base and dividend growth	~7% 2025–2030 rate base CAGR Target dividend payout of 45–55% of SCE core earnings

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

California's regulatory mechanisms provide revenue certainty

Revenue Decoupling means earnings aren't affected by changes in electricity sales	Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection
Balancing Accounts allow SCE to collect and refund differences to authorized revenue	SCE has several balancing accounts, including for variances in sales volume, such as those related to weather Fuel & purchased power recovered on forecast basis, with over/under-collections trued-up via balancing accounts
Forecast Ratemaking reduces regulatory lag	Four-year GRC cycle with forward-looking test year and attrition year increases CPUC has historically authorized mechanism that gives SCE opportunity to offset some inflationary price increases Cost of capital proceedings on three-year cycle separate from GRC with mechanism to reasonably adjust cost of capital if market conditions change significantly during cycles

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SCE WILDFIRE MITIGATION: APPROACH, PROGRESS, AND RESULTS

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Useful Links and Resources[1]

Southern California Wildfires Document Library
(including ESIRs and Section 315 letters)

Wildfire Mitigation

- SCE Wildfire Safety Webpage
- Wildfire Mitigation Plan & Related Documents
- Vegetation Management

AB 1054 and SB 254-Related

- SB 254 (2025) & Natural Catastrophe Resiliency Study
- AB 1054 (2019) & SB 599 (2022)
- SCE Safety Certification
- Wildfire Insurance Fund

Situational Awareness

- Weather Stations
- Wildfire Cameras
- PSPS Information
- PSPS Decision Making
- Role of Weather in PSPS

Other

- Edison for the Record
- Map of SCE's Service Area
- Stories and Videos on SCE's Wildfire Mitigation Efforts and PSPS

1. This page contains links to third-party websites, provided for the convenience of investors. Direct links to documents and information issued by third parties are provided on this page should not be construed as an endorsement or adoption of or an agreement with such content by Edison International or SCE. Third-party content is the responsibility of the third-party, and Edison International and SCE disclaim all liability for any statements made in such third-party content

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SCE's 2026–2028 Wildfire Mitigation Plan is a layered defense strategy to safeguard our communities



Distribution hardening
Additional 700+ miles of covered conductor and targeted undergrounding



Transmission hardening
Enhanced standards and proactive upgrades to reduce ignition risk on transmission infrastructure



New technology deployment
Deploying new and expanded tools to identify and prevent ignition risks early



Aerial suppression
Supporting aerial firefighting resources to improve rapid wildfire response and public safety



Public Safety Power Shutoffs (PSPS)
Last-resort tool to prevent ignitions during extreme weather; focused on reducing impacts



Situational awareness
Using weather stations, HD cameras, and forecasting to monitor and respond to wildfire risk



Vegetation management
Removing hazardous trees and maintaining clearances to prevent vegetation-related ignitions



Refine other strategies
Continuously improving mitigation through lessons learned, modeling, and utility collaboration

Continued investment builds on ongoing efforts to reduce the risk of wildfires associated with utility equipment while applying latest learnings

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SCE's preliminary 2029+ wildfire mitigation portfolio targets efficiency through enhanced risk-based analysis

SCE continues to advance wildfire mitigation through more granular modeling, climate-informed analysis, and circuit-level prioritization, as outlined in RAMP[1] filing

Safer Grid

Improve safety, especially in high fire risk areas

Direct mitigation to areas where wildfire consequences can be greatest

More Adaptive System

Proactively adapt to changing conditions

Incorporate better data, climate-informed assumptions, and lessons learned to continuously refine risk assessments

Risk-Prioritized Spend

Prioritize the highest-impact solutions

Compare mitigation options at the circuit level to prioritize the highest-impact solutions

Enables continued investment while improving targeting and efficiency of incremental spend

1. The CPUC's Risk Assessment Mitigation Phase (RAMP) process is an integral part of SCE's overall risk management process. RAMP is a precursor filing to, and informs, SCE's General Rate Case. Through RAMP, the Commission reviews in detail how SCE identifies and then proposes to address SCE's most critical safety risks, as calculated and measured using Commission-endorsed parameters

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SCE is seeing proof points and results from its substantial wildfire mitigation efforts

7,170+ MILES
OF COVERED CONDUCTOR[1]



2.3 MILLION+
TRIMS AND REMOVALS IN HFRA[1]



1.9 MILLION+
HFRA INSPECTIONS[1]



~2,000
WEATHER STATIONS[1]

~200
HD CAMERAS[1]



- **No ignitions** due to failure of covered conductor[2]
- **~90% visual coverage** of SCE's High Fire Risk Area

1. Since 2018 and as of June 30, 2026
2. Refers to the ignition drivers covered conductor is designed to mitigate

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SCE has successfully hardened ~90% of High Fire Risk Area distribution system

Status of Currently Planned Grid Hardening in HFRA[1]

Distribution circuit miles, As of June 30, 2026


Remaining Planned[2]
(Up to ~970 miles)
Completed
14,760+
miles
Underground
(~7,590 miles)
Covered Conductor
(7,170+ miles)

Next steps: complete GRC-approved miles and evaluate remaining HFRA hardening for 2029–2032

- Complete 970 miles through 2028 under approved GRC
- Assess incremental proactive hardening in 2029–2032 using Wildfire Integrated Model (subject to regulatory approval)

1. Refers to circuit miles of distribution infrastructure in SCE's high fire risk areas (HFRA)
2. Reflects covered conductor and undergrounding through 2028 as authorized in SCE's 2025 GRC

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

California has a comprehensive wildfire risk reduction profile, benefiting customers and investors

Legislation

SB 254 passed Sept. 2025

AB 1054 passed July 2019

Codified prudent manager standard

$21+ billion initial wildfire fund and $18 billion continuation account

Regulation

Wildfire Mitigation Plan

Safety Certification

Substantial approved funding for wildfire mitigation

Suppression

CAL FIRE Budget: Doubled since 2017-18

CAL FIRE Staffing: >100% increase since 2017-18

CAL FIRE's fleet is the largest civil aerial firefighting fleet in the world

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SB 254 is a key action that demonstrates support for IOU financial stability and its importance for customer affordability

Creates $18Bn fund with no upfront contribution[1]

Funded 50/50 by customers and IOUs

- **IOUs:** $300MM/year for 2029–2045
- *plus* $3.9Bn over 5 years if need determined by administrator[2]
- **Customers:** $900MM/year for 2036–2045

SCE share: 47.85% (~$145MM/year starting 2029)

New fund available **only for wildfires ignited after Sept. 19, 2025 (SB 254's effective date);** initial fund available only for wildfires ignited before effective date[1,3]

Enhances framework for liability cap, claims, and financing

Liability cap now based on year of ignition—improving certainty of amount—rather than year of disallowance

If Wildfire Fund[1] exhausted, IOU may issue securitized bonds to fund claims payments for covered wildfires ignited between Jan. 1, 2025, and Sept. 19, 2025[4]

Constructive for potential Eaton Fire losses

If required to reimburse new fund, IOU may **reduce reimbursement by amount of contributions paid**

Gives IOUs right of first refusal for subrogation claim sales for wildfires ignited after SB 254's effective date

Excludes $6Bn in wildfire capex from rate base

IOUs to securitize $6Bn of wildfire mitigation capital spending (SCE share: ~$2.9Bn)[5]

1. References to "Wildfire Fund" refer to the fund established under AB 1054 in 2019; "New fund" refers to the Continuation Account established under SB 254. Funding of the Continuation Account is dependent upon a determination by the fund administrator and CPUC authorization of extending customer charges
2. If the administrator winds up and terminates the account before the final installment payment is paid, IOUs shall provide one-half of the remaining unpaid installment payments as rate credits to its ratepayers
3. Any remaining value in the Wildfire Fund rolls over to the new fund after satisfying covered wildfires
4. Subject to CPUC approval; SB 254 was signed by the governor on September 19, 2025, which is the effective date of the bill
5. Based on the assumption that SCE's share will be determined according to its allocation of the IOU contributions to the Continuation Account

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SB 254 study concludes California's wildfire problem is systemic and requires coordinated statewide solutions

Whole of society framing

Study comprehensively analyzes wildfire risk as the result of interacting forces that cannot be addressed through incremental changes to any single part of the system

Cost-of-inaction baseline

Study quantifies cost of inaction as a baseline to compare "Policy Pathways" against, presenting a call to action for the State to develop a durable way to address systemic challenges

Study presents options via three non-exclusive policy pathways for legislative consideration

1 Commit to Community Wildfire Risk Reduction

Focuses on targeted, risk-based mitigation and long-term investments to reduce losses in the highest-risk communities

2 Equitably Allocate Catastrophe Burdens

Examines options to rebalance how catastrophe costs are shared to support recovery, affordability, and system stability

3 State Roles for Addressing Catastrophe Resiliency

Evaluates expanded state participation to address financing and protection gaps not covered by existing mechanisms

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

AB 1054[1] provides a strong regulatory construct for determining wildfire liability and cost recovery

Established safety certification process and additional safety oversight	Under AB 1054, SCE can obtain an annual safety certification following submission of required safety information, including an approved wildfire mitigation plan Safety certifications valid until the later of 12 months after issuance and when the Office of Energy Infrastructure Safety acts on utility's timely submittal of a request for its next safety certification
Codified prudency standard and assumes utility prudency unless serious doubt created	Provided a utility is "safety certified," establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility's control (e.g., humidity, temperature, winds) Standard survives even if Wildfire Insurance Fund is depleted
Established $21+ billion Wildfire Fund to enhance liquidity	Reimburses utility for eligible claims payments above $1 billion required insurance coverage[2] Currently ~$14.4 billion of assets, invested ~80% Treasury/Agency and ~20% corporate securities[3] Administrator recently estimated the fund's claim paying capacity for the Eaton Fire is approximately $21 billion
Caps utility reimbursement liability if found imprudent (SCE 2025 cap: ~$4.3 Bn[5])	If found prudent, no requirement to reimburse fund for claims covered by fund If found imprudent or partially imprudent, shareholders reimburse fund up to cap Reimbursement capped if utility has valid safety certification.[4] The cap covers trailing three-year period and limits reimbursement to 20% of electric T&D equity rate base at time of ignition[5]

1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019
2. Or amount required by fund administrator, whichever is higher
3. Source: California Earthquake Authority Financial Report presented at the May 7, 2026 California Catastrophe Response Council meeting
4. And has not been found to have acted with conscious or willful disregard of the rights and safety of others
5. Excluding general plant and intangibles. Liability cap calculation amended by California Senate Bill 254 (2025) to be based on year of ignition

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Wildfire Fund provides liquidity for claims payments and ceiling on liability to reimburse fund

AB 1054 Wildfire Fund (Initial Account) Mechanics[1]

IOUs contribute $10.5 billion

PG&E: $4.8Bn initial + $193MM annually through 2028
SCE: $2.4Bn initial + $95MM annually through 2028
SDG&E: $0.3Bn initial + $13MM annually through 2028

Customers contribute non-bypassable charge

Customers contribute $0.9Bn annually through 2035. May be directly contributed to Fund or used to support issuance of bonds by California DWR

Wildfire Insurance Fund

- Covers claims payments resulting from wildfires ignited on or after July 12, 2019, either (a) caused by PG&E, SCE, or SDG&E, as determined by the governmental agency responsible for determining causation, or (b) asserted to have been caused by PG&E, SCE, or SDG&E, and results in a court-approved dismissal resulting from settlement of third-party damage claims, in excess of annual utility insurance ($1 billion)[2]
- Claim-paying capacity of $21+ billion. Fund can securitize future contributions if necessary to capitalize the fund
- Fund reimbursed if imprudent (see below right), but does not have a separate replenishment mechanism

Fund payment of "eligible claims"[2]

- Pay out claims to claimants subject to fund administrator approval
- Subrogation claims settled at ≤40% approved unless exceptional facts and circumstances; higher amounts may be approved by fund administrator

CPUC prudency determination (serious doubt standard if utility holds safety cert.)

If found imprudent, IOU reimburses Wildfire Fund up to 3-year rolling cap

- Liability cap of 20% of T&D Equity Rate Base (~$4.3Bn for SCE for 2025)[3] unless found to have acted with conscious or willful disregard of the rights and safety of others
- Liability cap lapses when fund exhausted; prudency standard remains

If found prudent, IOU does not reimburse Wildfire Fund

1. This summary is based on Edison International's interpretation of Assembly Bill 1054 (2019) and clarifications made in Senate Bill 599 (2022) and Senate Bill 254 (2025)
2. "Eligible claims": claims for third-party damages from covered wildfires less annual utility retention (larger of $1.0 billion or required insurance layer per fund administrator)
3. Excluding general plant and intangibles

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Wildfire Fund illustrated: Eligible claims paid by fund and potential reimbursement is capped

Example of Wildfire Fund operations, reimbursement, and IOU liability from a hypothetical wildfire resulting in $10 billion of paid claims

$ in Billions; Example based on SCE's 2025 Liability Cap

$10 billion cost of paid claims[1]
(Wildfire Fund reimburses utility for claims paid above IOU insurance of $1 billion)

SCE cost recovery application and CPUC review[2]
(Presumption of prudence if safety certification held)


If authorized
100% recovery[1]
Partial recovery can be authorized[2]
If authorized
0% recovery[1]
SCE does not reimburse Fund for eligible claims above annual aggregate insurance of $1 billion
1.0
9.0
$10.0
SCE's Insurance
Utility Shareholders
Wildfire Insurance Fund
1.0
4.3
4.7
$10.0
Liability cap for subsequent events over 3-year period reduced by amount reimbursed

1. Claims typically settle at a percentage of the asserted damages
2. Costs in application may be allocated for cost recovery in full or in part considering factors within and beyond utility's control, including humidity, temperature, and winds

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

California has continued to increase investments in wildfire suppression and prevention

CAL FIRE's budget has doubled since 2017-18

CAL FIRE Enacted Budget by Budget Year, $ in Billions[1]


$2.0
$2.5
$2.9
$2.5
$2.6
$3.7
$4.1
$4.2
$4.2
$4.7
'17-18
'18-19
'19-20
'20-21
'21-22
'22-23
'23-24
'24-25
'25-26
'26-27

CAL FIRE's staffing has increased by >100% since 2017-18

Thousands of CAL FIRE Budget Year Positions[1]


6.9
7.2
7.7
8.1
8.8
11.3
12.0
12.5
13.3
14.0
'17-18
'18-19
'19-20
'20-21
'21-22
'22-23
'23-24
'24-25
'25-26
'26-27

70+ aircraft make CAL FIRE's fleet the largest civil aerial firefighting fleet in the world[2]

State has committed $2.6 billion over 7 years[3] for Wildfire & Forest Resilience Strategy

Increased use of new technology including drones, AI-powered tools to spot fires, and advanced mapping[4]

1. As initially enacted. Does not include subsequent Emergency Fund funding.
2. https://www.fire.ca.gov/what-we-do/fire-protection/aviation-program
3. Budgeted across departments and budget years. Portions of the funding for the Wildfire & Forest Resilience Strategy are captured within CAL FIRE's overall budget
4. https://www.gov.ca.gov/2025/01/13/california-forest-management-hotter-drier-climate/

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Eaton Fire: Currently unable to estimate potential losses; SCE has clear sources for funding claims resolution[1]

Investigation Status[2]

While SCE has not conclusively determined causation, SCE is not aware of evidence pointing to another possible source of ignition.

Absent additional evidence, SCE believes that it is likely that its equipment was associated with the ignition of the Eaton Fire.

Based on the information it has reviewed, SCE believes that it will be able to make a good faith showing that its conduct with respect to its transmission facilities in the preliminary area of origin was consistent with the actions of a reasonable utility.

Wildfire Recovery Compensation Program Stats[3]

- More than 4,000 claims submitted, consisting of over 12,300 individuals, trusts, and legal entities
- More than 2,200 offers extended to nearly 5,500 claimants, totaling more than $775 million
- More than 2,400 claimants paid, totaling over $375 million

Clear funding sources mitigate balance sheet exposure from claims resolution[4]

1	First $1Bn[5]	Customer–funded self-insurance
2	Up to remaining capacity of Wildfire Fund	Reimbursement from Wildfire Fund[1]
3	Above capacity of Wildfire Fund	SB 254 provides ability to securitize[6]

1. Refers to claims for third-party damages related to the Eaton Fire eligible for reimbursement from the Wildfire Fund's Initial Account, which will be subject to approval of the fund administrator
2. For further details, see "Management Overview—Southern California Wildfires and Mudslides" in the 2025 10-K
3. As of July 24, 2026
4. Refers to funding sources prior to a CPUC determination of prudency. For further details, see "Management Overview—Southern California Wildfires and Mudslides" in the 2025 10-K
5. Customer-funded self-insurance includes a $12.5 million shareholder contribution
6. Subject to CPUC approval. If the CPUC determines that the costs were not prudently incurred, SCE will be required to return any amounts recovered back to customers over a period that matches the remaining duration of the financing instrument through credits to customer rates

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ELECTRIFYING THE FUTURE: CUSTOMERS AND CLEAN ENERGY

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Electrification nearly doubles load by 2045, requiring significant grid expansion and underpinning EIX's net-zero strategy

100% of retail sales served **with carbon-free electricity by 2045**

10x faster **distribution grid expansion** and 4x rate of transmission expansion

More than 90% of **vehicles and buildings** need to be electrified by 2045

Net zero EIX plans to **reduce Scope 1, 2, and 3 emissions** to net zero by 2045

Find more insights in Edison's white papers:


COUNTDOWN TO 2045
REALIZING CALIFORNIA'S PATHWAY TO NET ZERO

See here: https://www.edison.com/clean-energy/countdown-to-2045

Reaching California's GHG goals requires near-complete transformation of energy use by 2045


EDISON INTERNATIONAL
REACHING NET ZERO
September 2024

See here: https://www.edison.com/clean-energy/reaching-net-zero

EIX contributes to this transition through clean energy delivery, reducing operational emissions, and neutralizing remaining emissions

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SCE's load growth driven by economywide trends with broad customer and climate benefits

SCE's diverse and durable drivers of demand…

Transportation Electrification
Rapid growth potential supported by strong CA EV sales, fleet electrification, and public charging

\+

Residential
New housing development and population growth, partially offset by solar adoption

\+

Commercial & Industrial
High-tech warehouses, data centers, and building electrification

=

Clean load growth supporting both affordability and decarbonization

…expected to result in sustained load growth

Near-term *(2025–2030)*
~1–3%
annualized sales growth

Mid-term *(By 2035)*
~30–40%
cumulative sales growth[1]

Long-term *(By 2045)*
~100%
cumulative sales growth[1]

1. Relative to 2025

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22Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE’s future load growth captures value from EV adoption, helping affordability by providing downward pressure on rates 1. Includes both light duty and non-light duty EV load 2. Source: EPRI analysis of Experian data; In Jan.-May 2026, ~18% of new car sales in California were zero emission vehicles Despite termination of federal incentives, nearly one in every five cars sold in CA is electric2 SCE’s Charge Ready programs are expected to stimulate growth in EV adoption and the build out of charging infrastructure SCE’s programs include a focus on serving multi-family dwellings and disadvantaged communities State budget funding of ~$6 billion to accelerate zero-emission vehicles represents significant progress in helping spur adoption Electric vehicles in SCE’s service area made up ~3,000 GWh of load in 2025 and could grow to 50,000+ GWh by 2045 Electric load from electric vehicles in SCE’s service area, GWh1 - 10,000 20,000 30,000 40,000 50,000 60,000 2025 2045 ~16x increase

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Edison International has one of the strongest electrification profiles in the industry

Transportation Electrification

Largest U.S. IOU EV charging programs with over $850 million of approved funding plus over $1 billion of incentives

Substantial state budget commitments to accelerate zero-emission vehicles

23% of new cars sold in California in 2025 were zero emission vehicles[1]

Current trajectory of **12 million EVs in CA** (4.6 million in SCE's area) by 2035

Represents **over 20 million MWh** in SCE's service area by 2035 and **~50 million MWh by 2045**

Building Electrification

State multiyear package includes ~$435 million for equitable building decarbonization

SCE considering further steps to help state **close current deployment gap**

Target to have **27 million residential heat pumps in California** by 2045

If target achieved, represents **8 million MWh of incremental load** in SCE's service area by 2045

Energy Storage

SCE has **installed or procured ~9.3 GW** of storage capacity; **~6.3 GW currently online**

SCE commissioned **~365 MW** and commissioning additional **~225 MW of utility-owned storage** to support reliability

Project **30+ GW of utility-scale storage needed** California-wide by 2045

Growing energy storage capacity supports reliability as **economy increasingly relies on electricity**

1. Source: EPRI analysis of Experian data; In Jan.-May 2026, ~18% of new car sales in California were zero emission vehicles

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24Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE residential total energy share of wallet falls in lowest-cost U.S. quartile, with potential to decline through electrification 2025 Est. Avg. Residential Customer Share of Wallet (% of Income)1 Electricity and total energy share of wallet in SCE’s service area compare favorably to U.S. benchmarks 1. Quartile bars reflect percentile thresholds (upper bounds) in the national distribution, not individual states. EIX analysis and assumptions based on representative utilities in each state, excluding Alaska and Hawaii, median household income data from U.S. Census Bureau, electricity expenditure data from EIA, natural gas expenditure data from AGA and EIA, gasoline price data from EIA, and gasoline consumption calculated from vehicles per household from the US Census, vehicle-miles traveled per vehicle from FHWA Highway Statistics Series, and gas mileage from Bureau of Transportation Statistics - 2% 4% 6% 8% 10% 12% 14% Electricity Natural Gas Gasoline Lowest-cost quartile (≤25th percentile) US Median Highest-cost quartile 75th percentile SCE total energy share of wallet is below the 25th-percentile U.S. threshold

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Adoption of electrified technologies results in significant savings for average SCE customer household

Total annual energy expenses for the average SCE customer household decreases by ~36% by 2045

Annual residential household energy expenses (2026$)[1]


$6,452
Home Solar
Electricity Bill
Home Gas Bill
Gasoline
$4,160
2026
2045

Share of wallet[2] 2026: *~6%* 2045: *<3%*

By 2045, electricity demand is projected to nearly double from 2025, primarily due to electrification

Households will benefit from these savings well before 2045, with the average SCE household expected to see more than 10% savings by the mid-2030s

Household savings driven by reduced fossil fuel expenses more than offsetting increase in electricity expense

Improvements in equipment efficiency, energy efficiency, and demand response programs reduce consumption

1. Reflects annual energy expenses using SCE data. Vehicles and appliance costs are not included. Assumes the average SCE customer in 2045 would have electric vehicle, solar, storage, and electric water and space heating
2. Reflects the proportion of household income spent on energy. For 2045, projected median household income based on historical growth rates, then normalized to 2026$

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SCE has lowest system average rate among California IOUs driven by focus on customer affordability

Major California IOU System Average Rates[1]

Cents per kWh, Based on current rates


39.0
+38%
vs. SCE
32.6
+16%
vs. SCE
28.2
SDG&E
PG&E
SOUTHERN CALIFORNIA
EDISON

- Expect **system average rate growth at or below inflation through 2030**
- **Rising load growth** driven by electrification and other factors **further supports affordability**
- **Strong track record and continued focus** on operational excellence to reduce costs

1. All rates include California Climate Credit. Sources: SCE Advice 5829-E effective June 1, 2026, PG&E Advice 7846-E effective March 1, 2026, SDG&E Advice 4843-E effective June 1, 2026

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27Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 10 15 20 25 30 35 2000 '05 '10 '15 '20 '25 2030 2019–2024: SCE’s rate trend outpaced inflation, largely driven by external events1 (power supply, weather, wildfire) Rate increases below inflation for 20 years. External drivers largely drove 2019–2024. Expect return to inflation-level growth 2001–2019 SCE’s rates trend below local inflation for nearly 20 years SCE System Average Rate3 Local inflation Cents per kWh 1. 68% of total rate increase from 2019–2024 driven by External Events, including 45% from Power Supply & Weather, 21% from Wildfire, and 2% from Public Purpose Programs. Power Supply includes items such as undercollection of rates in 2023 due to milder than anticipated weather and other one-time events. 32% of total rate increase from 2019–2024 driven by Standard Operations, including 28% from Load Growth & Infrastructure Replacement and 4% from Power Supply — Clean Energy 2. Forecast subject to change. Actual rates will vary based on actual authorized rates, changes in market prices, variability in sales, collections, timing of regulatory decisions, and other factors 3. All rates include California Climate Credit 2024–2028 Expect system average rate growth at or below inflation2 30

28Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Composition of Bundled System Revenue Requirement1 6% Transmission Investment in operations and maintenance for high-voltage transmission lines 34% Distribution Grid maintenance and new equipment, including poles, wires, and substations 12% Wildfire Covered conductor, vegetation clearing, enhanced inspections, weather stations, HD cameras, and insurance 3% Public Purpose Programs Mandated state programs, including incentives for energy efficiency and protection for low-income customers 11% Taxes Federal, state, county, and city taxes and uncollectibles 34% Power Supply Cost of energy sources, including natural gas, hydro, solar, and wind 1. Based on rates as of June 1, 2026

29Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE delivers on California’s energy goals while managing affordability—despite higher policy-driven cost burdens +38% vs. SCE +37% vs. SCE SCE vs. LADWP: Average Non-CARE Residential Bill1 $ per Month; Based on 500 kWh consumption 1. Based on rates as of June 1, 2026. Including Utility Users Tax (UUT). UUT is a local tax levied by cities on utility services, which is not part of SCE’s revenue requirement. Utilities collect the UUT through customers’ electric bills and remit the funds to the appropriate local government 2. Other includes Wildfire Fund Charge, Nuclear Decommissioning Charge, Public Utilities Commission Reimbursement Fee 3. Public Purpose Programs also includes CARE surcharge / discount, extension of Diablo Canyon operations costs 4. Taxes includes Federal & State Income Tax, Property Tax, Franchise Fees & Uncollectibles, and UUT 5. Southern California Edison (SCE) serves a 50,000 square mile area in Central, Coastal, and Southern California. The Los Angeles Department of Water and Power (LADWP) serves a ~473 square mile area IOU customers fund broader set of public mandates—including wildfire mitigation, decarbonization, and equity programs—not reflected in municipal utility bills Despite these added responsibilities, IOUs operate efficiently—maintaining grid reliability, advancing clean energy, accessing deep capital markets, and delivering shareholder returns (i.e., reflecting regulated cost of capital) $196 $156 0 50 100 150 200 LADWP Transmission & Distribution Power Supply Taxes4 Wildfire Public Purpose3Other2 ~105 ~3,200Customers per Sq. Mile5: …while serving significantly larger area with lower customer density

FINANCIAL INFORMATION

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Five-year capex plan of ~$38–$41 billion to strengthen reliability, resilience, and readiness to meet customer needs

2026–2030 Capital Expenditures Plan[1]

Capital Expenditures, $ in Billions



$7.3
$7.6
$7.6
$9.0
$9.1
FERC
CPUC
0.8
0.9
0.9
1.1
1.0
6.5
6.7
6.7
7.9
8.1
Range Case[2]
2026 $7.1
2027 $7.3
2028 $7.2
2029 $8.0
2030 $7.9

Forecast through 2030 includes:

- 2025 GRC approval
- CAISO-awarded FERC transmission projects
- Advanced metering infrastructure program (~50% of total $3.1bn projected spend is 2026–2030)
- Planned 2029 GRC request

Beyond 2030, continued long-term capital investment opportunities to serve customers

- 2029 GRC investments
- CAISO-awarded FERC transmission projects (~$2bn)
- Advanced metering infrastructure program (~50% of total $3.1bn projected spend is 2031–2033)

1. Forecast includes amounts approved in SCE's 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate annual updates
2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations

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32Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 22% 22% 14% 12% 11% 10% 6% 3% Load Growth & Electrification Infrastructure Replacement Inspections & Maintenance Wildfire Management Transmission Other Distribution Advanced Metering Infra. Generation Over 85% of SCE’s capital investments are in its distribution grid and essential to reliability, resiliency, and readiness objectives >85% distribution grid SCE forecasts investing $38–41 billion from 2026 to 2030 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2026–2030 capital plan

33Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 40.1 43.2 46.4 49.8 53.8 58.4 7.5 7.6 8.0 8.3 8.8 9.5 $47.6 $50.8 $54.4 $58.1 $62.6 $67.9 2025 2026 2027 2028 2029 2030 Projected ~7% rate base growth driven by investments to enable customer-driven load growth CPUC FERC ~7% CAGR 2025–2030 Range Case (Recorded) $50.8 $54.3 $57.7 $61.7 $66.1 2025–2030 SCE Rate Base Weighted Average Rate Base, $ in Billions Forecast through 2030 includes: • 2025 GRC approval • CAISO-awarded FERC transmission projects • Advanced metering infrastructure program (~50% of total $3.1bn projected spend is 2026–2030) • Planned 2029 GRC request Beyond 2030, continued long- term capital investment opportunities to serve customers • 2029 GRC investments • CAISO-awarded FERC transmission projects (~$2bn) • Advanced metering infrastructure program (~50% of total $3.1bn projected spend is 2031–2033)

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

EIX reaffirms 2026 Core EPS guidance of $5.90–6.20 and 2027 Core EPS guidance of $6.25–6.65

EIX 2026 and 2027 Core Earnings Per Share Guidance Ranges

	2026 Guidance		2027 Guidance
SCE EPS	6.81–7.07		7.20–7.53
EIX Parent and Other EPS	(0.91)–(0.87)		(0.95)–(0.88)
EIX Consolidated Core EPS	**$5.90–6.20**	**~7% Growth** →	**$6.25–6.65**
Share Count (in millions)	*385*		*385*

Providing 2027 outlook given visibility through GRC cycle

- Expected to be at high-end of long-term growth rate range of 5–7%
- Core EPS growth driven primarily by ~7% rate base growth
- Modeling considerations can be found in Appendix

Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

2026 Core EPS guidance represents ~3.5% growth, muted primarily by variances not expected to affect later periods

Drivers of 2026 Core EPS compared to original 2025 midpoint[1]

$ per Share


5.84
0.28
0.18
(0.11)
(0.07)
(0.07)
6.05
Variances not expected to affect later periods
Original 2025 Midpoint
Rate Base Growth, Net of Lower CPUC ROE
Woolsey Interest Benefit
2025 Regulatory Decision True-ups
Depreciation- and Property Tax-related
Tax, Financing, and Other
2026 Core EPS Guidance (@ Midpoint)

1. Original 2025 midpoint represents the midpoint of the original 2025 Core EPS guidance range for $5.50–5.90 plus run-rate interest expense benefit resulting from the TKM Settlement Agreement of 14¢

Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. Non-core items are presented as recorded

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36Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 1. Compound annual growth rate (CAGR) based on starting point of $5.84 Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding EIX 2028 Core Earnings Per Share Guidance Range 2028 Guidance SCE EPS 7.74–8.04 EIX Parent and Other EPS (1.00)–(0.90) EIX Consolidated Core EPS $6.74–7.14 Share Count (in millions) 385 EIX reaffirms 2028 Core EPS guidance of $6.74–7.14, representing 5–7% growth from 20251

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

By end of 2027, SCE will have recovered $11+ billion of historical costs, enhancing its balance sheet and credit metrics

~$8.6 billion
memo account recovery 2021–2Q2026[1]

~$3.2 billion
securitizations of AB 1054 capex and TKM cost recovery completed through Q2 2026

~$2.9 billion
remaining recoveries through 2027

~$2.9 billion remaining GRC and wildfire-related application recoveries[2]

Expected annual rate recovery or securitization; $ in Millions



$2.5
Woolsey Securitization
2.0
Rate Recovery³
0.5
By 2027, nearly all of GRC and wildfire-related memo account recoveries will be complete; fewer expected applications in the future
$0.4
$0
Q3–Q4 2026
2027
2028

1. Includes ~$3.2 billion recovered through securitization of AB 1054 capital expenditures and TKM authorized costs
2. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval. For Woolsey securitization, amount reflects costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate
3. Includes approved applications including the 2025 GRC, 2023 WMCE, 2022 WM/VM, Woolsey CEMA, and various others account for ~$874 million; also includes pending applications already submitted to the CPUC. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval

Note: Numbers may not add due to rounding

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

SCE enters 2026 with substantially greater clarity into outlook following significant regulatory year in 2025

✓ = Final Decision Received

Application	2025	2026	2027	2028	*Next Steps*
General Rate Case (A.23-05-010)	✓		◆ *File 2029 GRC*		*n/a*
TKM Recovery; Financing (A.23-08-013; A.25-04-021)	✓ ✓				*n/a*
2023 WMCE; 2024 WMCE (A.24-04-005; A.25-12-002)	✓				*Opening briefs due 8/31*
2022 WMVM (A.23-10-001)	✓				*n/a*
Cost of Capital (A.25-03-012)	✓			◆ *File 2029 CoC*	*n/a*
Woolsey Recovery; Financing (A.24-10-002; A.26-01-007)	✓	✓			*n/a*
NextGen ERP (A.25-03-009)					*Awaiting proposed decision*
Advanced Metering Infra. 2.0 (A.26-03-030)					*Awaiting scoping memo*

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39Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX and SCE are committed to investment grade credit ratings 1. Excludes amortization of securitized bonds and short-term debt. 2027 maturities include a $1.5 billion term loan that was prepaid on July 28, 2026 2. Based on S&P’s methodology SCE EIX Moody’s Baa1 Stable Baa2 Stable S&P BBB- Negative BBB- Negative Fitch BBB Stable BBB Stable Targeting EIX long-term FFO-to-Debt ratio of 15–17%2 Manageable long-term debt maturities ~16% of total $38 billion debt portfolio at parent Credit strengths include: – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 and SB 254 – Wildfire mitigation investments Investment grade ratings at SCE and EIX Long-term Issuer Rating and Outlook as of July 29, 2026 Long-term Debt Maturities1 $ in Millions, as of June 30, 2026 SCEEIX Parent 3,350 1,739 2,859 1,400 600 1,650 1,050 550 500 3,950 3,389 3,909 1,950 2026 2027 2028 2029 2030

40Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX has a solid track record of delivering on Core EPS guidance over the last two decades 2025 2024 2023 2022 2021 Exceeded In-line In-line In-line Exceeded 2020 2019 2017 2016 2015 In-line In-line Exceeded In-line Exceeded 2014 2013 2011 2010 2009 Exceeded Exceeded Exceeded In-line Exceeded 2008 2007 2006 2005 2004 In-line Exceeded Exceeded Exceeded Exceeded EIX Actual Core EPS vs. Guidance Range History1   1. 2012 and 2018 not shown because Core EPS guidance was not given in those years due to GRC decision timing  + + ++  + + + + + + +  +

41Edison International | July 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX has 22 consecutive years of dividend growth $0.80 $3.51 2004 2026 7% CAGR Dividends per Share1 1. 2026 dividend annualized based on dividend declaration on December 11, 2025

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

EIX projects 5–7% Core EPS growth for 2025 to 2030, with no equity needs in financing plan

Achievable EPS growth for 2030

Core Earnings per Share Guidance


$7.45–8.20
$5.84
5–7% CAGR
Original 2025 Midpoint
2030 Target

2026–2030 EIX consolidated financing plan[1]

$ in Billions


Dividends[2] $7–9
Capital Plan $38–41
Incremental Debt[3] $9–12
Net cash provided by operating activities $36–38
Uses
Sources

1. Financing plan is subject to change. Incorporates expected Woolsey securitization
2. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors
3. Incremental to refinancing of maturities. Values shown include both SCE and parent debt

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Rate base and EPS growth aligned with grid safety, reliability, and customer affordability

5–7% Core EPS CAGR[1] 2025–2030	Underpinned by strong rate base growth of ~7% $38–41 billion 2026–2030 capital program
~4.5% current dividend yield[2]	22 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings
Investments in safety and reliability of the grid	Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition
One of the strongest electrification profiles in the industry	Industry-leading programs for transportation electrification Expected ~30–40% load growth by 2035 and nearly doubling by 2045[3]

1. Compound annual growth rate (CAGR) based on starting point of $5.84
2. Based on EIX stock price on July 29, 2026
3. Relative to 2025

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APPENDIX

45Edison International | July 2026 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy 2026–2028 Modeling Considerations Variable 2026 2027 2028 SCE Rate Base ($ billions) $50.8 $54.3–54.4 $57.7–58.1 Rate Base Mix (CPUC/FERC) 85% / 15% 85% / 15% 86% / 14% Authorized ROEs (CPUC/FERC) 10.03% / 10.30% 10.03% / 10.30% 10.03% / 10.30% Authorized Equity Ratios (CPUC/FERC) 52% / 47.5% 52% / 47.5% 52% / 47.5% TKM/Woolsey Interest Benefit1 (Core EPS) ~32¢ ~32¢ ~32¢ SCE Wildfire Debt Rate (Pre-tax) 5.3% weighted average portfolio; incorporates current yield curve, maturities, and financing assumptions EIX Parent Debt Rate (Pre-tax) 5.4% weighted average portfolio; incorporates current yield curve, maturities, and financing assumptions Equity Issuance ($ millions) No equity issuance forecasted from 2026–2030 Share Count (millions) 385 385 385 1. Compared to 2024 baseline

Introduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Financial Information Appendix

Earnings Per Share Non-GAAP Reconciliations

Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance

2026 EPS Available to Edison International

	Low	High
Basic EIX EPS	**$5.70**	**$6.00**
Total Non-Core Items[1]	(0.20)	(0.20)
Core EIX EPS	**$5.90**	**$6.20**

1. Non-core items are presented as they are recorded

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

Use of Non-GAAP Financial Measures

Edison International's earnings and basic earnings per share (EPS) are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings and core EPS internally for financial planning and for analysis of performance. Core earnings and core EPS are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing.

A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. The Company is unable to provide a reconciliation of forward-looking core EPS guidance for 2027, 2028, and 2030 to the most directly comparable GAAP measure because certain items affecting GAAP EPS, including but not limited to wildfire-related costs, regulatory outcomes, and other non-core items, are inherently unpredictable and cannot be estimated without unreasonable effort. The probable significance of these items is such that they could have a material impact on GAAP results in future periods.

EIX Investor Relations Contact

Sam Ramraj, Vice President	(626) 302-2540	Sam.Ramraj@edisonintl.com
Derek Matsushima, Principal Manager	(626) 302-3625	Derek.Matsushima@edisonintl.com

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